UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

AMERCO

(Exact Name of Registrant as Specified in Charter)

Nevada	1-11255	88-0106815
(State or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

1325 Airmotive Way, Ste. 100, Reno, Nevada 89502-3239
(Address of Principal Executive Offices)(Zip Code)

(775) 688-6300
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On February 23, 2005, Daniel R. Mullen was elected to the Board of Directors of AMERCO to fill the vacancy created by the recent resignation of James J. Grogan. Mr. Mullen has not been appointed to any committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2005

AMERCO

/s/ Edward J. Shoen
Edward J. Shoen, President